UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                                FORM 8-K

                            CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     April 22, 2005
                                                ______________________________


                Independence Community Bank Corp.
______________________________________________________________________________
     (Exact name of registrant as specified in its charter)


            Delaware                   000-23229                   11-3387931
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)          (IRS Employer
of incorporation)                                          Identification No.)



195 Montague Street, Brooklyn, New York                            11201
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code     (718) 722-5300
                                                  ____________________________



                            Not Applicable
______________________________________________________________________________
     (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01 Entry into a Material Definitive Agreement
          ------------------------------------------


     On April 22, 2005, the Board of Directors of Independence Community Bank Corp. (the "Company") adopted the Amended and Restated Deferred Compensation Plan (the "Plan"). The Plan was originally adopted in 1999. The Plan was primarily amended to comply with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to deferrals of compensation made on or after January 1, 2005. With respect to deferrals made on or before December 31, 2004, such deferrals shall be deemed to be "grandfathered" and not subject to Section 409A of the Code. The primary revisions related to changes required to make the Plan compliant with Section 409A of the Code adopted by the American Jobs Creation Act of 2004 with respect to deferrals made on or after January 1, 2005. In addition, the ability of participants to receive lump sum distributions of their account balances was removed as was the automatic termination of the Plan upon a change in control, as such term is defined in the Plan, of the Company.

     The description of the Plan is qualified by reference to the Plan, a copy of which is included as Exhibit 10.14 to this Current Report on Form 8-K and is incorporated herein by reference thereto.


ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------


          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

          The following exhibit is filed herewith.

     Exhibit Number     Description
     --------------     ----------------------------------------------------

     10.14              Amended and Restated Deferred Compensation Plan



















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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               INDEPENDENCE COMMUNITY BANK CORP.



Date:  April 28, 2005          By: /s/ John K. Schnock
                                  ----------------------------------
                                  John K. Schnock
                                  Senior Vice President, Secretary and Counsel
































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